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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   April 1, 1998
                                                      --------------------------

                    SECURITY CAPITAL ATLANTIC INCORPORATED
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


         1-12303                                      85-0415503
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


      Six Piedmont Center, Atlanta, Georgia                          30305
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     (Address of Principal Executive Offices)                      (Zip Code)


                                 (404)237-9292
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

     On April 2, 1998, Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), announced that it had entered into an Agreement and Plan of Merger dated as of April 1, 1998 by and between ATLANTIC and Security Capital Pacific Trust (the "Merger Agreement") pursuant to which ATLANTIC will be merged with and into (the "Merger") Security Capital Pacific Trust ("PTR"), which will be the surviving entity and that, in consideration therefor, each outstanding share of ATLANTIC common stock (the "ATLANTIC Shares") will be converted into the right to receive one common share of beneficial interest of PTR (the "PTR Common Shares") and each share of ATLANTIC Series A Cumulative Redeemable Preferred Stock (the "ATLANTIC Series A Preferred") will be converted into the right to receive one share of PTR Series C Cumulative Redeemable Preferred Stock. Security Capital Group Incorporated ("Security Capital") owns approximately 49.9% of the outstanding ATLANTIC Shares and approximately 32.9% of the outstanding PTR Common Shares. Pursuant to the terms of the Merger Agreement, the Merger requires the approval of a majority of the outstanding ATLANTIC Shares and the approval of two-thirds of the outstanding PTR Common Shares. No approval by the holders of the ATLANTIC Series A Preferred is required to consummate the Merger. The Merger Agreement contemplates that the Merger will constitute a tax free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and that the Merger will be accounted for as a purchase. Subject to certain terms and conditions, Security Capital, the principal shareholder of PTR and ATLANTIC, has agreed to vote its ATLANTIC Shares and PTR Common Shares in favor of the Merger.

     A copy of the Merger Agreement is incorporated by reference as an exhibit to this report and is incorporated herein by reference. A copy of the shareholder voting agreement dated as of April 1, 1998 by and among Security Capital, ATLANTIC and PTR is incorporated by reference as an exhibit to this report and is incorporated herein by reference. A copy of the press release announcing the Merger Agreement and describing the Merger is incorporated by reference as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.  Document Description
          -----------  --------------------

          2.1 Agreement and Plan of Merger dated as of April 1, 1998 by and between Security Capital Atlantic Incorporated and Security Capital Pacific Trust (incorporated by reference to Exhibit
                  2.1 of the Security Capital Pacific Trust Form 8-K dated April 1, 1998)

          99.1 Shareholder Voting Agreement dated as of April 1, 1998 by and among Security Capital Group Incorporated, Security Capital Atlantic Incorporated and Security Capital Pacific Trust (incorporated by reference to Exhibit 99.1 of the Security Capital Pacific Trust Form 8-K dated April 1, 1998)

          99.2 Press Release dated April 2, 1998 (incorporated by reference to Exhibit 99.2 of the Security Capital Pacific Trust Form 8-K dated April 1, 1998)
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SECURITY CAPITAL ATLANTIC
                                        INCORPORATED



Dated: April 1, 1998                    By:  /s/ JEFFREY A. KLOPF
                                             -------------------------------
                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary